Exhibit 99.1

PRESS RELEASE

LeddarTech Becomes a Publicly Traded Company After Completing Business Combination with Prospector Capital Corp., Will Commence Trading on Nasdaq Under Ticker Symbol “LDTC”

QUEBEC CITY, Canada, December 21, 2023 — LeddarTech®, an automotive software company that provides patented disruptive AI-based low-level sensor fusion and perception software technology for advanced driver assistance systems (ADAS) and autonomous driving (AD), is pleased to announce the completion of its business combination, previously announced on June 13, 2023 with Prospector Capital Corp. (“Prospector”) (formerly Nasdaq: PRSR, PRSRU, PRSRW) today. Commencing at the opening of trading on December 22, 2023, LeddarTech common shares and warrants to purchase common shares will be listed on the Nasdaq Global Market under the ticker symbols “LDTC” and “LDTCW,” respectively.

As an automotive pure software company, LeddarTech offers a very crucial piece of the software stack for ADAS and AD. LeddarTech’s technology provides vehicles with better environmental understanding models, i.e., a substantially enhanced real-time 3D view of the vehicle’s surroundings, which is at the core of making a vehicle intelligent. Its AI-based, low-level sensor fusion software approach helps reduce Tier 1 and OEM development and system costs, improves performance and reduces maintenance overhead.

LeddarTech’s unique software solution is coming to market at a time when the automotive industry is at a critical inflection point. OEMs and Tier 1-2 suppliers are equipping vehicles with more sensors than ever before — with the promise of increased safety through improved ADAS applications leading to fully autonomous driving in the future. The industry has embarked on a transition to “software-defined vehicles”, which has OEMs thinking “software first” for better integrated, cost-efficient, flexible vehicle architectures that are easier to maintain and upgrade with continuous software updates. ADAS software represents the largest market within automotive software, with an expectation to grow at an 11% CAGR to U.S. $42 billion by 20301.

“It has been a privilege to have served as CEO of LeddarTech over the past ten years. I am extremely pleased that we have achieved this important milestone of becoming a public company after completing our business combination with Prospector. Since the announcement of the transaction, LeddarTech has raised US $58.6 million of gross capital (US $44 million via a convertible PIPE and US $14.6 million from the SPAC trust) to support the adoption and growth of LeddarTech’s technology. The company’s partnership with Prospector, combined with this increased working capital, will help to further solidify our position in the automotive software sector,” said retiring CEO Charles Boulanger. “As previously announced, Frantz Saintellemy, our long-time president and COO, will now assume the role of Chief Executive Officer to lead LeddarTech into this next phase of growth for the company. I look forward to continuing to serve the company as a member of LeddarTech’s Board of Directors,” Mr. Boulanger concluded.

[1]	Source: McKinsey “Outlook on the automotive software and electronics market through 2030” – January 3, 2023.

PRESS RELEASE

“On behalf of myself, the LeddarTech employees, our Board of Directors and investors, I sincerely thank Charles for the tremendous work he has done leading LeddarTech over the past ten years to where it is today,” stated LeddarTech’s newly appointed CEO, Mr. Frantz Saintellemy. “I am delighted to take on the additional responsibility of becoming CEO of LeddarTech and to lead our team into the future. The market opportunity is tremendous, and the reception that our exciting automotive software continues to receive from various Tier 1 and OEM customers convinces me that LeddarTech will become a predominant automotive software supplier in the future,” Mr. Saintellemy concluded.

“Based on my experience at Qualcomm, I believe LeddarTech is poised to be a disruptive leader in supplying safer, higher-performing and less expensive software-based solutions for ADAS and AD,” said Derek Aberle, recently appointed Chairman of the Board of LeddarTech, and former CEO of Prospector. “I am very excited about the opportunity to work closely with Frantz and the rest of the leadership team to establish LeddarTech as a global leader in ADAS and AD software as we seek to capture a significant portion of this large and growing market.”

Advisors

TD Cowen is serving as the exclusive financial advisor to Prospector. Stikeman Elliott LLP and Vedder Price P.C. are representing LeddarTech as legal counsel. Osler, Hoskin and Harcourt LLP and White & Case LLP represent Prospector as legal counsel. Goodwin Procter LLP is serving as legal advisor to TD Cowen.

About LeddarTech

A global software company founded in 2007 and headquartered in Quebec City with additional R&D centers in Montreal, Toronto and Tel Aviv, Israel, LeddarTech develops and provides comprehensive AI-based low-level sensor fusion and perception software solutions that enable the deployment of ADAS and autonomous driving (AD) applications. LeddarTech’s automotive-grade software applies advanced AI and computer vision algorithms to generate accurate 3D models of the environment to achieve better decision making and safer navigation. This high-performance, scalable, cost-effective technology is available to OEMs and Tier 1-2 suppliers to efficiently implement automotive and off-road vehicle ADAS solutions.

LeddarTech is responsible for several remote-sensing innovations, with over 150 patent applications (80 granted) that enhance ADAS and AD capabilities. Better sensory awareness of the environment around the vehicle is critical in making global mobility safer, more efficient, sustainable and affordable: this is what drives LeddarTech to seek to become the most widely adopted sensor fusion and perception software solution.

Additional information about LeddarTech is accessible at www.LeddarTech.com and on LinkedIn, Twitter (X), Facebook and YouTube.

About Prospector Capital Corp.

Prospector is a special-purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses with a focus on companies with advanced and highly differentiated solutions for the technology sector. The company is led by a team of experienced investors and executives (including two former Presidents of Qualcomm) focused on identifying and investing in high-growth companies with strong management teams and attractive market opportunities. Prospector’s securities are traded on Nasdaq under the ticker symbols “PRSR,” “PRSRU” and “PRSRW.”

PRESS RELEASE

Forward-Looking Statements

Certain statements contained in this press release may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (which forward-looking statements shall also include forward-looking statements and forward-looking information within the meaning of applicable Canadian securities laws), including, but not limited to, statements regarding the listing of LeddarTech’s common shares and warrants to purchase common shares on Nasdaq and statements relating to LeddarTech’s anticipated strategy, future operations, prospects, objectives and financial projections and other financial metrics. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the possibility that anticipated benefits of the business combination will not be realized, and the anticipated tax treatment of the business combination; (ii) the risk that shareholder litigation in connection with the business combination or other settlements or investigations may result in significant costs of defense, indemnification and liability; (iii) changes in general economic and/or industry-specific conditions; (iv) possible disruptions from the business combination that could harm LeddarTech’s business; (v) the ability of LeddarTech to retain, attract and hire key personnel; (vi) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the completion of the business combination; (vii) potential business uncertainty, including changes to existing business relationships following the business combination that could affect LeddarTech’s financial performance; (viii) legislative, regulatory and economic developments; (ix) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and any epidemic, pandemic or disease outbreak (including COVID-19), as well as management’s response to any of the aforementioned factors; (x) access to capital and financing and LeddarTech’s ability to maintain compliance with debt covenants; and (xi) other risk factors as detailed from time to time in LeddarTech’s and Prospector’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including the risk factors contained in LeddarTech’s final prospectus filed with the SEC on December 4, 2023. The foregoing list of important factors is not exhaustive. Except as required by applicable law, LeddarTech does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

Daniel Aitken, Vice-President, Global Marketing, Communications and Investor Relations, LeddarTech Inc. Tel.: + 1-418-653-9000 ext. 232 daniel.aitken@LeddarTech.com

●	Investor relations website: investors.LeddarTech.com

●	Investor relations contact: Kevin Hunt, ICR Inc. kevin.hunt@icrinc.com

●	Financial media contact: Dan Brennan, ICR Inc. dan.brennan@icrinc.com

Leddar, LeddarTech, LeddarVision, LeddarSP, VAYADrive, VayaVision and related logos are trademarks or registered trademarks of LeddarTech Inc. and its subsidiaries. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

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